                                                                    EXHIBIT 10.5






                                 PHYTERA, INC.


                             AMENDED AND RESTATED

                           INVESTOR RIGHTS AGREEMENT



                            _______________________

                              As of May 26, 1998
                            _______________________

                               TABLE OF CONTENTS
                               -----------------

SECTION 1                                                                                2
1.1   Basic Financial Information.....................................................   2
1.2   Reports to the Board of Directors...............................................   2
1.3   Inspection Rights...............................................................   2
1.4   Operating Plan..................................................................   3
1.5   Additional Information..........................................................   3
1.6   Shareholders' Agreement.........................................................   3
1.7   Observation Rights..............................................................   3
1.8   Participation Right.............................................................   3
1.9   Compensation Committee..........................................................   5
1.10  Prompt Payment of Taxes.........................................................   5
1.11  Maintenance of Properties and Leases............................................   5
1.12  Insurance.......................................................................   6
1.13  Key Man Life Insurance..........................................................   6
1.14  Accounts and Records............................................................   6
1.15  Independent Accountants.........................................................   6
1.16  Compliance with Requirements of Governmental Authorities........................   7
1.17  Maintenance of Corporate Existence..............................................   7
1.18  Availability of Common Stock for Conversion.....................................   7
1.19  Confidential and Proprietary Information Agreements; Agreements Not to Compete..   7
1.20  Consulting Agreements...........................................................   7
1.21  Restricted Stock Purchase Agreements............................................   7
1.22  Amendment of Charter and By-Laws................................................   8
1.23  Financings......................................................................   8
1.24  Restricted Activities...........................................................   8
1.25  Litigation......................................................................   9
1.26  Termination of Covenants........................................................   9
SECTION 2                                                                                9
2.1   Restrictions on Transferability.................................................   9
2.2   Certain Definitions.............................................................   9

2.3   Restrictive Legends.............................................................  10
2.4   Notice of Proposed Transfers....................................................  11
2.5   Requested Registration..........................................................  11
2.6   Company Registration............................................................  13
2.7   Expenses of Registration........................................................  15
2.8   Registration on Form S-3........................................................  16
2.9   Registration Procedures.........................................................  16
2.10  Indemnification.................................................................  17
2.11  Information by Holder...........................................................  18
2.12  Limitation on Registration of Issues of Securities..............................  18
2.13  Rule 144 Reporting..............................................................  19
2.14  Transfer or Assignment of Registration Rights...................................  19
2.15  "Market Stand-off" Agreement....................................................  20
SECTION 3.............................................................................  20
SECTION 4.............................................................................  20
4.1   Governing Law...................................................................  21
4.2   Survival........................................................................  21
4.3   Successors and Assigns..........................................................  21
4.4   Entire Agreement; Amendment and Waiver..........................................  21
4.5   Notices.........................................................................  21
4.6   Delays or Omissions.............................................................  21
4.7   Rights; Separability............................................................  22
4.8   Information Confidential........................................................  22
4.9   Expenses........................................................................  22
4.10  Titles..........................................................................  22
4.11  Counterparts....................................................................  22

EXHIBITS

     A -  Schedule of Investors
     B - Form of Confidential and Proprietary Information Agreement (U.S.) C - Form of Confidential and Proprietary Information Agreement (U.K.) D - Form of Agreement Not to Compete
     E -  Form of Restricted Stock Purchase Agreement

                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                ----------------------------------------------


  THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Agreement") dated as of May 26, 1998 is among Phytera, Inc., a Delaware corporation formerly known as Plant Pharmaceuticals, Inc. (the "Company"), and the investors listed on Exhibit A to this Agreement (the "Investors").
---------

  WHEREAS the Company and the Investors holding shares of the Company's Series A Convertible Preferred Stock ("Series A Shares") entered into a Series A Preferred Stock Purchase Agreement dated as of August 31, 1992, as amended as of November 9, 1992, February 10, 1993 and October 22, 1993 (the "Series A Agreement");

  WHEREAS the Company and the Investors holding shares of the Company's Series B Convertible Preferred Stock ("Series B Shares") entered into a Series B Preferred Stock Purchase Agreement dated as of December 16, 1993 (the "Series B Agreement");

  WHEREAS the Company and the Investors holding shares of the Company's Series C Convertible Preferred Stock ("Series C Shares") entered into a Series C Preferred Stock Purchase Agreement dated as of January 31, 1996 and most recently amended as of May 31, 1996 (as amended, the "Series C Agreement");

  WHEREAS the Company entered into Subscription Agreements of various dates with each of the Investors holding shares of the Company's Series D Convertible Preferred Stock ("Series D Shares") pursuant to an Information Memorandum dated as of October 30, 1996;

  WHEREAS the Company and the Investors holding the Series A Shares, the Series B Shares, the Series C Shares and the Series D Shares entered into an Amended and Restated Investor Rights Agreement dated as of October 30, 1996 and most recently amended pursuant to a Master Amendment dated as of March 10, 1997 (as so amended, the "1996 Restated Investor Rights Agreement");

  WHEREAS the Company wishes to sell shares of its Series E Convertible Preferred Stock ("Series E Shares") to certain Investors (the "Series E Investors") beginning May ___, 1998; and

  WHEREAS it is a condition to the purchase of the Series E Shares by the Series E Investors that certain rights and obligations arising from the terms of the 1996 Restated Investor Rights Agreement be amended and restated and that certain similar rights and obligations be granted to the Series E Investors, in each case as such rights and obligations are set forth herein;

  NOW THEREFORE, each of the parties hereto agrees as follows:

                                   SECTION 1
                                   -------

                           Covenants of the Company
                           ------------------------

  The Company hereby covenants and agrees, so long as any Investor owns any Series A Shares, Series B Shares, Series C Shares, Series D Shares, Series E Shares or any shares of the Company's Preferred Stock issued upon conversion thereof (the "Conversion Shares") (the Series A Shares, the Series B Shares, the Series C Shares, the Series D Shares, the Series E Shares and the Conversion Shares, collectively, the "Shares") or any shares of the Company's Common Stock (the "Common Stock") issued upon conversion of the Shares, as follows:

  1.1     Basic Financial Information.   The Company shall furnish the following
          ---------------------------
reports to each Investor holding Shares or any shares of the Company's Common Stock issued upon conversion of the Shares:

          (a) as soon as practicable after the end of each fiscal year of the Company, and in any event within 180 days thereafter, a consolidated balance sheet of the Company and its subsidiaries (if any), as at the end of such fiscal year and consolidated statements of income and cash flows of the Company and its subsidiaries for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company, which certification shall state that (i) such financial reports have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year and (ii) the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards; and

          (b) from the date the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act'), and in lieu of the financial information required pursuant to Section 1.1(a), copies of its annual report on Form 10-K and its quarterly reports on Form 10-Q, respectively.

  1.2     Reports to the Board of Directors.  Prior to each meeting of the
          ---------------------------------
Board of Directors, the Company shall deliver to the Board of Directors a consolidated balance sheet of the Company and its subsidiaries as at the end of the month ended not less than 15 nor more than 31 days prior to such meeting and consolidated statements of income and of cash flows of the Company and its subsidiaries for each month and for the current fiscal year of the Company through such month-end, prepared in accordance with generally accepted accounting principles consistently applied subject to year-end audit adjustments.

  1.3     Inspection Rights.  The Company shall permit representatives of each
          -----------------
Investor who, together with its affiliates, holds an aggregate of 250,000 Shares (treated as if converted and including any shares of Common Stock into which any Shares have been converted) (such Investors are referred to herein as "Substantial Investors"), to visit and inspect any of the properties and assets of the Company and its subsidiaries, including their books of account and records, to discuss their affairs, finances and accounts with the Company's or any subsidiary's officers and their independent public accountants, and to consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at such reasonable times and as often as any such Substantial Investor may reasonably request. The provisions of this Section 1.3 shall not be in limitation of any rights which an Investor may have with respect to the books of account and records of the Company and its subsidiaries or to inspect their properties and assets or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

  1.4  Operating Plan.  The Company shall deliver to each Investor who, together
       --------------
with its affiliates, holds an aggregate of 90,000 Shares (treated as if converted and including any shares of Common Stock into which any Shares have been converted) as soon as available, and in any event within 90 days after the commencement of the Company's fiscal year, a summary of the financial plan of the Company as contained in its operating plan approved by the Company's Board of Directors, with any material changes in such financial plan to be furnished as promptly as practicable after such changes have been approved by the Board of Directors.

  1.5  Additional Information.  Until the earlier of (a) the date on which the
       ----------------------
Company is subject to the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act or (b) the date on which quotations for the Common Stock are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc. or by an equivalent quotations system, the Company shall furnish with reasonable promptness such information and data with respect to the Company and its subsidiaries as any Investor may from time to time reasonably request.

  1.6  Shareholders' Agreement.  The Company agrees not to take any action or
       -----------------------
fail to object to any action which would be inconsistent with the obligations of the parties to the Amended and Restated Shareholders Agreement of even date herewith (the "Shareholders Agreement").

  1.7  Observation Rights.  The Company shall furnish to one representative
       ------------------
designated by BancBoston Ventures Inc. (the "BancBoston Representative") timely notice of, and permit the BancBoston Representative to attend as a nonvoting observer, all meetings of the Board of Directors of the Company and shall deliver to the BancBoston Representative, as and when delivered to the Company's directors, copies of all notices, minutes, consents, corporate reports and any other materials that the Company provides to its directors.

  1.8  Participation Right.  The Company hereby grants to each Investor the
       -------------------
right (the "Participation Right") to purchase, on a pro-rata basis, all (or any part) of the New Securities (as defined below) which the Company may, from time to time, propose to issue and sell. An Investor's pro-rata share, for purposes of the Participation Right, is the ratio of the number of Shares purchased by such Investor to the total number of Shares. Each Investor shall have a right of over-allotment such that if any Investor fails to exercise its right hereunder to purchase its pro-rata portion of New Securities, the other Investors may elect to purchase the non-purchasing Investor's portion on a pro-rata basis within five days from the date such non-purchasing Investor fails to exercise its right hereunder to purchase its pro-rata share of New Securities. The Participation Right shall be subject to the following provisions:

          (a) "New Securities" shall mean any capital stock (including the Common Stock, the Shares or any other class or series of preferred stock) of the Company whether now authorized or not, and warrants, options or other rights to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) securities issued upon conversion of the Shares; (ii) Common Stock offered in an underwritten public offering on a firm commitment basis pursuant to an effective registration statement filed under the Securities Act of 1933 (the "Act") covering the offer and sale of the Common Stock at a per share offering price to the public of at least $9.65 (as adjusted for stock splits, stock dividends, distributions or subdivisions), resulting in gross proceeds to the Company (without deduction of commissions) of not less than $10,000,000 (a "Qualified Public Offering"); (iii) securities issued to any entity, which is not a financial institution and whose principal business is not the making of equity or similar investments, in a corporate partnering arrangement approved by the Board of Directors, including the CBI Director, the Concord Director, the DDFC Director and the Preferred Director (all as defined in the Shareholders Agreement) (each individually an "Investor Representative" and collectively the "Investor Representatives"); (iv) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of shares, purchase of substantially all the assets or other reorganization whereby the Company owns not less than fifty-one percent (51%) of the voting power of such corporation (including, but not limited, to the merger of Neptune Pharmaceuticals, Inc. with and into the Company); (v) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features, including warrants, options or other rights to purchase capital stock, and are not convertible into capital stock of the Company; (vi) options, warrants, rights or other securities issued to employees, consultants or directors of the Company pursuant to any stock option plan or stock purchase or stock bonus arrangement approved by the Board of Directors or by the Compensation Committee in accordance with Section 1.9, or securities issued upon the exercise of conversion thereof; or (vii) options or warrants to purchase the Company's capital stock outstanding as of the date of the final closing of the offering of the Series E Shares.

          (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Investor shall have 30 days from the date of receipt of any such notice to agree to purchase the Investor's pro-rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (c) In the event the Investors fail to exercise the Participation Right within said 30-day period and after the expiration of the five-day period for the exercise of the over-allotment provisions of this Section 1.8, the Company shall have 120 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 120 days from the date of any such agreement) to sell those New Securities as to which the Investors' Participation Right was not exercised at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice to each Investor pursuant to Section 1.8(b) above. In the event the Company has not sold or entered into an agreement to sell the New Securities within the 120-day period (or sold and issued New Securities in accordance with the foregoing within 120 days from the date of any such agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Investors in the manner provided above.

          (d) The Participation Right granted hereunder (i) is assignable by each Investor to any wholly-owned subsidiary or parent of, or to any corporation or entity which is, within the meaning of the Act, controlling, controlled by or under common control with, any such Investor, (ii) is assignable among any of the Investors, (iii) is assignable to any successor in interest of an Investor upon the sale of all or substantially all of the assets or upon the merger, consolidation or dissolution of any corporate Investor, (iv) shall pass to the receiving partner upon a distribution of Shares (or shares of Common Stock issued upon conversion of the Shares) by a partnership Investor, and (v) upon the death of an Investor, such right shall pass to the beneficiaries under the deceased Investor's last will and testament or to the distributees of the deceased Investor's estate.

  1.9     Compensation Committee.  The Company shall cause to be established a
          ----------------------
Compensation Committee of the Board of Directors, a majority of the members of which Committee shall be the Investor Representatives or other non-employee members of the Board of Directors as the Investor Representatives may designate. No compensation or other remuneration at an annualized rate in excess of $100,000 shall be paid to, nor shall any capital stock of the Company be issued to or options to purchase any of its capital stock granted to, any director, officer or employee of the Company or any of its subsidiaries without the approval of the Compensation Committee. No compensation or other remuneration at an annualized rate in excess of $40,000 shall be paid to, nor shall any capital stock of the Company be issued to or options to purchase any of its capital stock be granted to, any consultant to the Company or any of its subsidiaries, without the approval of the Compensation Committee.

  1.10    Prompt Payment of Taxes.  The Company shall promptly pay and
          -----------------------
discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall be contested in good faith by appropriate proceedings by the Company and if the Company shall have set aside on its books of accounts adequate reserves with respect thereto, and provided, further, that the Company shall pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company shall promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to the operations of the Company and any of its subsidiaries.

  1.11    Maintenance of Properties and Leases.  The Company shall keep its
          ------------------------------------
properties and those of its subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and make all proper repairs, renewals, replacements, additions and improvements thereto. The Company and its subsidiaries shall at all times comply with each provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material adverse effect on the operations or the condition, financial or otherwise, of the Company.

  1.12  Insurance.  The Company shall keep its assets and those of its
        ---------
subsidiaries which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's business. The Company and its subsidiaries shall maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses and similarly situated.

  1.13  Key Man Life Insurance.  The Company shall maintain key man term life
        ----------------------
insurance with a financially sound and reputable insurer on the life of Malcolm Morville in the amount of at least $1,000,000, with the Company named beneficiary thereof, so long as Dr. Morville remains an employee of the Company. In addition, the Company shall maintain term life insurance on such other key employees and in such amounts as the Investor Representatives on the Board of Directors deem appropriate. The Company will not cause or permit any assignment of the proceeds of the life insurance policies specified in the preceding sentences, and will not borrow against any of such policies. The Company will add the Presidents of Commonwealth BioVentures Inc., Dillon, Read Inc. and Danish Development Finance Company as notice parties to such policies and will request that the issuer(s) of such policies provide such designees with 30 days notice before any of such policies is terminated (for failure to pay premiums or otherwise) or assigned, or before any change is made in the designation of the beneficiary thereof. Such policies shall not be cancelable by the Company except upon 60 days prior written notice to each of the Investor Representatives and upon the consent a majority of the Investor Representatives.

  1.14  Accounts and Records.  The Company and its subsidiaries shall keep true
        --------------------
books of accounts and records in which full, true and correct entries will be made of all dealings or transactions in relation to their business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

  1.15  Independent Accountants.  The Company shall retain a firm of independent
        -----------------------
public accountants of recognized national standing who shall certify the Company's and its subsidiaries financial statements at the end of each fiscal year. In the event the services of the firm of independent public accountants, so selected, or any firm of independent public accountants hereafter employed by the Company are terminated, the Company shall promptly thereafter notify the Investors and shall request the firm of independent public accountants whose services are terminated to deliver to the Investors a letter of such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company shall promptly thereafter engage another such firm of independent public accountants of recognized national standing. In its notice to the Investors, the Company shall state whether the change of accountants was recommended or approved by the Board of Directors or any committee thereof.

  1.16  Compliance with Requirements of Governmental Authorities.  The Company
        --------------------------------------------------------
and its subsidiaries shall duly observe and conform to all valid requirements of governmental authorities relating to the conduct of their businesses or to their properties or assets.

  1.17  Maintenance of Corporate Existence.  The Company shall maintain in full
        ----------------------------------
force and effect (and cause each subsidiary to preserve and maintain, except that any subsidiary may be merged into the Company or another subsidiary thereof) its corporate existence, rights and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and deemed by the Company to be necessary to the conduct of their businesses.

  1.18  Availability of Common Stock for Conversion.  The Company shall, from
        -------------------------------------------
time to time and in accordance with the laws of the State of Delaware, increase the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit conversion of all the then outstanding Shares.

  1.19  Confidential and Proprietary Information Agreements; Agreements Not to
        ----------------------------------------------------------------------
Compete.  The Company and each person now or hereafter employed by it or any
-------
subsidiary on a full-time or part-time basis with access to confidential information shall enter into a Confidential and Proprietary Information Agreement in substantially the form attached as Exhibit B for persons now or
                                                ---------
hereafter employed by the Company or any U.S. Subsidiary and in substantially the Form attached as Exhibit C for persons now or hereafter employed by any U.K.
                     ---------
Subsidiary of the Company. The Company shall enter into an Agreement Not to Compete in substantially the form attached as Exhibit D with all present and
                                              ---------
future "key employees" of the Company as determined by the Board of Directors.

  1.20  Consulting Agreements.  The Company and any subsidiaries and all of
        ---------------------
their present and future consultants shall enter into consulting agreements which will, at a minimum, contain covenants regarding confidential and proprietary information similar to those contained in Exhibit B or Exhibit C, as
                                                      ---------    ---------
applicable.

  1.21  Restricted Stock Purchase Agreements.  Except for grants of options to
        ------------------------------------
purchase Common Stock granted by the Compensation Committee pursuant to the Company's 1992 Stock Option Plan or any other plan adopted by the Board of Directors, and the issuance of such Common Stock upon the exercise thereof, the Company shall not issue any of its capital stock, or grant an option to purchase any of its capital stock, to any employee, officer or director of, or any consultant to, the Company or a subsidiary unless (i) the Company requires as a condition to the issuance of stock pursuant thereto the execution of an agreement embodying terms substantially similar to the terms embodied in the Restricted Stock Purchase Agreement attached as Exhibit E, and (ii) the
                                                ---------
provisions of such agreement governing the vesting of shares thereunder shall have been approved by the Compensation Committee of the Board of Directors in accordance with Section 1.9. All such issuances and grants shall be subject to approval by the Compensation Committee of the Board of Directors as provided in
Section 1.9.

  1.22  Amendment of Charter and By-Laws.  The Company's Restated Certificate of
        --------------------------------
Incorporation and By-Laws shall not be amended in any manner unless prior thereto any such amendment shall have been approved by a majority of the Investor Representatives.

  1.23  Financings.  The Company shall promptly, fully and in detail, inform the
        ----------
Board of Directors in advance of any material commitments or contracts relating to financing of any nature for the Company or any pledge of corporate assets.

  1.24  Restricted Activities.
        ---------------------

        (a) Without the approval of a majority of the members of the Board of Directors of the Company, neither the Company nor its subsidiaries shall, together or alone:

               (i) borrow, guarantee or otherwise incur any indebtedness or commit itself to pay in excess of $100,000 in any transaction or series of similar transactions;

               (ii) lease, purchase or otherwise acquire, or sell or otherwise dispose of, any property or services having a value in excess of $100,000 in any transaction or series of similar transactions, other than dispositions of equipment in the ordinary course of business, or license, sell or otherwise dispose of any United States Letters Patents, foreign patents, patent rights, invention disclosures, know-how, trademarks, trade names, trade name rights, copyrights or other proprietary information;

               (iii) collaterally assign, mortgage, pledge or otherwise encumber any assets having a value of more than $100,000 or any United States Letters Patents, foreign patents, patent rights, invention disclosures, know-how, trademarks, trade names, trade name rights, copyrights or other proprietary information;

               (iv) disclose any proprietary information to any person other than as shall be necessary to the conduct of the ordinary business of the Company or its subsidiaries, unless the Company has the written agreement of the party to whom the disclosure is made to retain the confidentiality of the Company's proprietary information and not to disclose it to others;

               (v) except as otherwise approved by the Compensation Committee in accordance with Section 1.9, enter into any employment, consulting or similar agreement obligating the Company or any subsidiary to pay in excess of $40,000 per annum which the Company or its subsidiaries shall be unable to cancel, without penalty or other cost, upon notice of ninety (90) dates or less, or any collective bargaining agreement;

               (vi) make any loan or extend any credit to, guaranty any indebtedness of, pledge or hypothecate any asset to secure the indebtedness of, or forgive or otherwise change the terms of any indebtedness of any director, officer or holder of securities of the Company or its subsidiaries; or

               (vii) make any loan, extend any credit or guaranty any indebtedness, or forgive or otherwise change the terms of any indebtedness, in excess of $25,000.

        (b) As long as 50,000 Shares remain outstanding, without the approval of a majority of the Investor Representatives, neither the Company nor its subsidiaries shall, together or alone:

             (i)   relocate a material part of its business operations;

             (ii) purchase or otherwise acquire the securities of any other corporation, partnership or other entity or enter into any partnership, joint venture or other similar agreement;

             (iii) consolidate or merge with or into another corporation or convey all or substantially all of the assets of the Company or any of its subsidiaries to another corporation; or

             (iv) authorize or issue any debt or equity securities (other than securities issued pursuant to the Company's 1992 Stock Option Plan or in accordance with Section 1.21).

  1.25  Litigation.  The Company, promptly upon becoming aware thereof, shall
        ----------
notify each Substantial Investor in writing of any claim or litigation in which it is involved and of any proceedings before any governmental or regulatory authority which may materially and adversely affect the Company, any of its technology or any of its key employees.

  1.26  Termination of Covenants.  The covenants set forth in this Section 1
        ------------------------
shall expire upon the earlier of (i) the closing of a Qualified Public Offering or (ii) the conversion of the Shares in accordance with Section 3.3(b)(ii) of the Company's Restated Certificate of Incorporation.

                                   SECTION 2
                                   -------

                      Restrictions on Transferability of
                      ----------------------------------
                  Securities; Compliance with Securities Act
                  ------------------------------------------

  2.1  Restrictions on Transferability.  The Shares shall not be transferable,
       -------------------------------
except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Act or, in the case of
Section 2.15, to assist in an orderly distribution. Each Investor will cause any proposed transferee of Shares held by that Investor to agree to take and hold those securities subject to the provisions and upon the conditions specified in this Section 2.

  2.2  Certain Definitions.  As used in this Section 2, the following terms
       -------------------
shall have the following meanings:

  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

  "Holder" shall mean any holder of outstanding shares of Registrable
Securities.

  "Initiating Holders" shall mean any Investors, or their assignees under
Section 2.14, who in the aggregate are Holders of forty percent (40%) or more of the Registrable Securities, the Shares or any combination thereof.

  "Other Shareholders" shall mean any holders of securities of the Company who are entitled, by agreement with the Company, to have securities included in a requested registration of securities pursuant to Section 2.5 or 2.6.

  The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Act and applicable rules and regulations thereunder and the declaration of ordering of the effectiveness of such registration statement.

  "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares and (ii) any Common Stock issued in respect of, in exchange for or in replacement of the Shares or other securities issued pursuant to the conversion of the Shares upon any stock split, dividend, recapitalization, merger, consolidation or similar event.

  "Registration Expenses" shall mean all expenses incurred in compliance with Sections 2.5, 2.6 and 2.8, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees and disbursements of a single counsel for all the selling Holders and other security holders, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

  "Restricted Securities" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 2.3.

  2.3  Restrictive Legends.  Each certificate representing the Shares or the
       -------------------
Registrable Securities shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the
Act) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any other legend required under applicable state or federal securities laws):

  THE SHARES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER NAMED HEREON FOR HIS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE ANY PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF; AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD OR IN ANY OTHER WAY TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS IN EFFECT AT THAT TIME, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

  Each certificate representing Series D Shares shall also bear the following legend:

  THE SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (i) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (ii) OTHERWISE UNTIL THE FIRST ANNIVERSARY AFTER THE DATE OF ISSUANCE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. TERMS USED ABOVE HAVE THE MEANING GIVEN TO THEM BY REGULATION S.

  Upon request of a holder of such a certificate, the Company shall remove the foregoing legends from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either the opinion referred to in clause (a) of Section 2.4 or the "no action" letter referred to in clause (b) of Section 2.4 to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Act. Upon such removal, such securities shall no longer be Restricted Securities.

  2.4  Notice of Proposed Transfers.  The holder of each certificate
       ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.4. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 2.5, 2.6 and 2.8), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144 under the Act) by either (a) a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Act, or (b) a "no-action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as provided above shall bear the appropriate restrictive legend set forth in
Section 2.3, unless such legend may be removed in accordance with Section 2.3.

  2.5  Requested Registration.
       ----------------------

       (a)  Request for Registration.  If the Company shall receive from
            ------------------------
Initiating Holders, at any time or times after the earlier of (i) January 1, 2000 or (ii) the date six months after the closing of the Company's first registered offering of its securities to the public, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

            (i) promptly give written notice of the proposed registration to all other Holders at least 45 days prior to the date the Company anticipates filing the registration statement covering the Registrable Securities so requested to be registered; and

            (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act) as may be so requested and which would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within 30 days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.5:

            (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act or applicable rules or regulations thereunder; or

            (B) after the Company has effected three such registrations pursuant to this Section 2.5(a) and such registrations have been declared or ordered effective by the Commission.

Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

  The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.5(b), include securities of the Company for its own account, or other securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to securities in any such registration.

     (b) Underwriting.  If the Initiating Holders intend to distribute the
         ------------
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.5 and the Company shall include such information in the written notice referred to in Section 2.5(a)(i). The right of any Holder to registration pursuant to this Section 2.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided in this Section. A Holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

  If officers or directors of the Company holding other securities of the Company shall request inclusion in any registration pursuant to this Section 2.5, or if Other Shareholders request such inclusion, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of such officers, directors or Other Shareholders in the underwriting and may further condition such offer on the acceptance of the applicable provisions of this
Section 2 by such officers, directors and Other Shareholders. The Company shall (together with all Holders, officers, directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company. If the representative of the underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the securities of the Company (other than Registrable Securities) held by officers or directors of the Company shall be excluded from such registration to the extent so required by such limitation, and if a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders of Registrable Securities and Other Shareholders whose securities would otherwise be underwritten pursuant to the request described in this Section, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all such Holders and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration at the time of filing the registration statement, except that Registrable Securities shall be the last to be limited. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

     If any Holder of Registrable Securities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities held by such person shall then be withdrawn from registration; provided, that, if by the withdrawal of such securities a greater number of Registrable Securities held by other participating Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriter), then the Company shall allocate such greater number of Registrable Securities to such Holders in proportion, as nearly as practicable, to the respective amount of Registrable Securities held by such participating Holders. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting has not thereby been limited.

       (c) Availability of Rule 144.  The Company shall not be obligated to
           ------------------------
effect a registration pursuant to this Section 2.5 for any Holder who could at the time of such request for registration then sell all of the Registrable Securities which such Holder then holds at one time pursuant to Rule 144 under the Act without regard to or violation of the volume limitations imposed by Rule 144.

  2.6  Company Registration.
       --------------------

       (a)  Notice of Registration.  If, at any time or from time to time, the
            ----------------------
Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

            (i) promptly give to each Holder written notice thereof which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws; and

            (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within 30 days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 2.6(b). Such written request may specify that all or a part of a Holder's Registrable Securities be included in the Company's registration.

       (b) Underwriting.  If the registration of which the Company gives notice
           ------------
is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.6(a)(i). In such event the right of any Holder to registration pursuant to this Section 2.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided in this Section. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or representative of the underwriters selected for such underwriting by the Company. If the representative of the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, and (i) if such registration is the first registered offering of the Company's securities to the public, then the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant to the notice described in this Section, and (ii) if such registration is other than the first registered offering of the sale of the Company's securities to the public, then the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting to not less than fifty percent (50%) of the securities included therein (based on aggregate market values), subject to the allocation priority set forth below; provided, that the underwriter may further limit the number of Registrable Securities as provided by Section 2.6(c). The Company shall advise all holders of securities requesting registration promptly after such determination by the underwriter, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company (other than Registrable Securities) held by officers and directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation, and if a limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all such Holders and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration at the time of filing the registration statement, except that Registrable Securities shall be the last to be limited. If any Holder of Registrable Securities or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration; provided, that, if by the withdrawal of such securities a greater number of Registrable Securities held by other participating Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriter), then the Company shall allocate such greater number of Registrable Securities to such Holders in proportion, as nearly as practicable, to the respective amount of Registrable Securities held by such participating Holders.

          (c)  Additional Limitation of Registrable Securities.  If the
               -----------------------------------------------
registration is other than the first registered offering of the sale of the Company's securities to the public, and the representative of the underwriter determines that marketing factors require a limitation on the number of Registrable Securities to be included in the registration and underwriting to less than fifty percent (50%) of the securities included therein (based on aggregate market values), then the representative of the underwriter shall give written notice to all Holders. Such notice shall set forth the marketing factors so requiring such additional limitation, and the percentage of the registration and underwriting which the underwriter proposes to consist of Registrable Securities. Any Holder voluntarily withdrawing from such registration shall be entitled to one additional request for registration pursuant to Section 2.5 (notwithstanding the provisions of Section 2.5(a)(ii)(B)), in which other Holders shall also have the right to participate in accordance with such section. Such right shall be exercisable at any time after nine months from the effective date of the registration from which such Holder voluntarily withdrew. If more than one Holder so withdraws, the right to one additional request for registration shall be held by all such Holders. If the Registrable Securities so withdrawn exceed the number of shares requested by the underwriter to be withdrawn, then the number of shares to be excluded shall be allocated pro rata among all Holders voluntarily withdrawing.

     2.7  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to this
Section 2 shall be borne by the Company, and all selling expenses, including underwriting discounts, selling commissions and the fees and expenses of the selling Holder's own counsel (other than one counsel selected to represent all selling Holders) shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by Initiating Holders (unless such withdrawal is due to material adverse information which was not previously known to the Holders), the registration statement does not become effective, in which case the Holders and Other Shareholders requesting registration shall bear such Registration Expenses pro-rata on the basis of the number of their shares so included in the registration request, and provided, further, that such registration shall not be counted as a requested registration pursuant to Section 2.5(a) (ii) (B).

     2.8  Registration on Form S-3.  The Company shall use its best efforts to
          ------------------------
qualify for registration of its securities on Form S-3 or any comparable or successor form; the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions thereof, following the effective date of the first registration of any securities of the Company on Form S-1 or Form 1-SB or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this
Section 2, the Holders of Registrable Securities shall have the right to request registration on Form S-3. Such requests shall be in writing and the Company shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders. The Company shall promptly give notice of such proposed registration to all Holders of Registrable Securities, and the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 of the Registrable Securities which the Company has been requested to register (a) in each request and (b) in any response given within thirty (30) days to a notice from the Company pursuant to this Section 2.8. The Company shall not be obligated to effect a registration pursuant to this Section 2.8 for any Holder who could at the time of such request for registration then sell all of the Registrable Securities which such Holder then holds at one time pursuant to Rule 144 under the Act without regard to or violation of the volume limitations imposed by Rule 144. The Company shall not be required to effect more than two registrations pursuant to this Section 2.8 in any twelve-month period.

     2.9  Registration Procedures.  In the case of each registration effected by
          -----------------------
the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

          (a) keep such registration effective for a period of six months or until all of the securities included in such registration shall have been sold, whichever shall be the earlier to occur; provided, however, that (i) such six-month period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration in accordance with the provisions of Section 2.15, and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such six-month period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold; provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by Section 10(a)(3) of the Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

           (b) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request; and

           (c) in connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.5, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of the Registrable Securities requested to be included in such registration; provided, however, that such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

     2.10  Indemnification.
           ---------------

           (a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder, each of its officers, directors and partners, and each person who controls such Holder, on whose behalf registration, qualification or compliance has been effected pursuant to Section 2, and each underwriter, if any, and each person who controls any underwriter (within the meaning of the Act and the rules and regulations thereunder) from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person who controls such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises from or is based on any untrue statement or omission or alleged untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

           (b) Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, and each Other Shareholder who has the right to register its securities pursuant to Section 2 will be required by the Company to, indemnify and hold harmless the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter (within the meaning of the Act and the rules and regulations thereunder), each other such Holder and Other Shareholder and each of their officers, directors and partners, and each person who controls such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, persons, underwriters or controlling persons for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other registration document in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder and stated to be specifically for use therein; provided, however, that the obligations of such Holders and Other Shareholders hereunder shall be limited to an amount equal to the proceeds to each such Holder or Other Shareholder of securities sold as contemplated in this Section.

          (c) Each party entitled to indemnification under this Section 2.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided in this Section shall not relieve the Indemnifying Party of its obligations under Section 2. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not unreasonably be withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     2.11  Information by Holder.  Each Holder of Registrable Securities, and
           ---------------------
each Other Shareholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Section 2.

     2.12  Limitation on Registration of Issues of Securities.  From and after
           --------------------------------------------------
the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company to initiate any registration of any securities of the Company, provided that this Section 2.12 shall not limit the right of the Company to enter any agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder if such agreement includes a provision that such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which would otherwise be included pursuant to this Agreement. Any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall be consistent with the provisions of Section 2 and with the rights of the Holders provided in this Agreement.

     2.13  Rule 144 Reporting.  With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

           (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Act (and any successor rule to Rule
144) at all times from and after 90 days following the effective date of the first registration statement under the Act filed by the Company for an offering of its securities to the public;

           (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements;

           (c) so long as an Investor owns any Restricted Securities, furnish to the Investor as promptly as possible upon its request a written statement by the Company confirming its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the public), and of the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration; and

           (d) register its Common Stock under Section 12(g) of the Exchange Act, as amended, not later than ninety (90) days after the close of the Company's first fiscal year following the effective date of the first registration statement covering shares of Common Stock filed by the Company relating to a public offering other than to employees of the Company under an employee option plan or employee stock purchase plan.

     2.14  Transfer or Assignment of Registration Rights.  The rights to cause
           ---------------------------------------------
the Company to register the Registrable Securities granted by the Company under Sections 2.5, 2.6 and 2.8 may be transferred or assigned by a Holder to a transferee or assignee of any of the Holder's Restricted Securities; provided that the Company is given written notice by a Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned and provided further that the transferee or assignee of such rights assumes the obligations of such Holder under Section 2.

     2.15  "Market Stand-off" Agreement.  Each Investor agrees, if requested by
           ----------------------------
the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it during the 90-day period following the effective date of a registration statement filed under the Act, provided that:

           (a) such agreement only applies to the first such registration statement of the Company including securities to be sold on its behalf to the public in an underwritten offering; and

           (b) all other Holders, Other Shareholders and officers and directors of the Company enter into similar agreements.

           Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of the 90-day period.


                                   SECTION 3
                                   -------

                             Certain Voting Rights
                             ---------------------

     If at any time so long as long as 50,000 Shares are outstanding:

           (a) the Company shall violate any provisions of its Restated Certificate of Incorporation as then in effect relating to the payment of dividends,

           (b) the Company shall fail to comply with, or shall breach or violate (i) any material covenant contained in this Agreement or the Shareholders Agreement or (ii) Section 3.4, Section 3.5 or Section 3.7 of Article Fourth of the Company's Restated Certificate of Incorporation (provided that the Investor Representatives shall not have caused, or that each of the Investor Representative shall not have consented to, such failure, breach or violation), or

           (c) Dr. Morville should breach either the Confidential and Proprietary Information Agreement dated as of March 1, 1993 or the Agreement Not to Compete dated as of October 23, 1993, as either of such agreements may be amended or superseded, and the Company shall have failed to institute appropriate legal or other remedial action;

and such failure or breach shall have continued for 30 days after written notice thereof to the Company or to Dr. Morville by Investors holding in the aggregate fifty percent (50%) or more of the Shares or such number of shares of Common Stock issued to the Investors upon conversion of fifty percent (50%) of the Shares or any combination thereof, then the Investors shall have the special
                                   ----
voting rights as set forth in Article Fourth, Section 3.5(b) of the Company's Restated Certificate of Incorporation.


                                   SECTION 4
                                   -------

                                 Miscellaneous
                                 -------------


  4.1  Governing Law.  This Agreement shall be governed in all respects by the
       -------------
laws of the State of Delaware without giving effect to principles of conflicts of law thereunder. It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations imposed on them by this Agreement and that in the event of any such failure an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled to injunctive relief and/or specific performance to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

  4.2  Survival.  The representations, warranties, covenants and agreements made
       --------
in this Agreement shall survive any independent investigation made by any Investor and the closing of the transactions contemplated hereby.

  4.3  Successors and Assigns.  Except as otherwise expressly provided in this
       ----------------------
Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties; provided, however, the Company may not assign its rights or delegate its duties under this Agreement.

  4.4  Entire Agreement; Amendment and Waiver.  This Agreement constitutes the
       --------------------------------------
full and entire understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, discharged or terminated, except by a written instrument signed by the Company and the holders of sixty percent (60%) or more of the Shares (calculated on an as converted basis and including any shares of Common Stock into which any Shares have been converted that have not been sold); provided, however, that the effect of any such amendment will be such that all of the Investors will be treated equally. The addition of parties to this Agreement who acquire Series E Shares after the date hereof shall not require the consent of any other Investor.

  4.5  Notices.  All notices and other communications required or permitted
       -------
under this Agreement shall be in writing and shall be deemed effectively given upon personal delivery, upon delivery by a nationally or internationally recognized overnight courier service, or upon deposit with the United States Post Office (or other appropriate national postal service), by registered or certified mail, postage prepaid, addressed to the Company at its address set forth on the signature page of this Agreement and to an Investor at its address provided on Exhibit A or at such other address as any party may designate by ten
            ---------
days prior written notice to the other party.

  4.6  Delays or Omissions.  No delay or omission to exercise any right, power
       -------------------
or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default occurring thereafter; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

  4.7   Rights; Separability.  Unless otherwise expressly provided in this
        --------------------
Agreement, each Investor's rights are several rights, not rights jointly held with any of the other Investors. In case any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

  4.8   Information Confidential.  Each Investor agrees that it will not use any
        ------------------------
confidential information received by it pursuant to this Agreement in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than to its employees, agents or attorneys having a need to know the contents of such information), except in connection with the exercise of rights under this Agreement, unless (a) the Company has made such information available to the public generally; (b) an Investor is required to disclose such information by a governmental body; (c) the Investor possessed such information before the date of this Agreement; (d) the Investor received such information from a third party after the date of this Agreement; or (e) the Investor discloses such information of a non-technical nature (including financial information) to its partners, shareholders or advisors which such Investor discloses to its partners, shareholders and/or advisors generally.

  4.9   Expenses.  Except as provided in Section 2, the Company shall bear its
        --------
own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated by this Agreement.

  4.10  Titles.  The titles of the Sections of this Agreement are for
        ------
convenience of reference only and are not to be considered in construing this Agreement.

  4.11  Counterparts.  This Agreement may be executed in any number of
        ------------
counterparts, each of which shall be an original, but all of which together shall constitute one Agreement.

            [the remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, each of the parties has duly executed this Agreement as of date first above written.

                            PHYTERA, INC.

                            By:  /s/ Malcolm Morville
                                 --------------------
                              Malcolm Morville
                              President




REPRESENTING AT LEAST 60% OF SHARES HELD BY THE INVESTORS:



                            CR MANAGEMENT CAPITAL PARTNERS I
                             L.P.


                            By:  /s/ Stephen J. Roth
                                 -------------------
                               Steven J. Roth
                               General Partner


                            DILLON, READ & CO., as Agent


                            By:   /s/ Peter H. Imhoff
                                 --------------------
                               Name:  Peter H. Imhoff
                               Title:  Managing Director

                            CONCORD PARTNERS II, L.P.

                            By:  Venture Associates II, L.P., General Partner
                            By:  Dillon, Read Inc., General Partner


                            By:  /s/ Peter A. Leidel
                                  --------------------
                               Name: Peter A. Leidel
                                    ----------------
                               Title:  Attorney-in-Fact

                              LEXINGTON PARTNERS IV, L.P.

                              By:        DRMC, Inc., General Partner


                              By: /s/ Peter H. Imhoff
                                  -------------------
                                 Name:  Peter H. Imhoff
                                      -----------------
                                 Title:  Managing Director

                              BANCBOSTON VENTURES, INC.


                              By:  /s/ Marcia P. Bates
                                     -------------------
                                 Name: Marcia P. Bates
                                      ----------------
                                 Title:  Managing Director

                              DANISH DEVELOPMENT FINANCE
                               COMPANY


                              By:/s/ Uffe Bundgaard-Jrgensen  Frederick Mrck
                                 -------------------------------------------
                                 Name: Uffe Bundgaard-Jrgensen
                                      -------------------------
                                 Title:  CEO
                                 Name: Frederick Mrck
                                       --------------
                                 Title:  CFO


                              COMMONWEALTH BIOVENTURES IV
                               LIMITED PARTNERSHIP

                              By:  BioVentures Partners Limited Partnership,
                                    General Partner
                              By:  Commonwealth BioVentures Inc.,
                                    General Partner


                              By:  /s/ Gloria W. Doubleday
                                   -----------------------
                                 Name: Gloria W. Doubleday
                                      --------------------
                                 Title:  Vice President

                              COMMONWEALTH BIOVENTURES V
                                LIMITED PARTNERSHIP

                              By:  BioVentures Partners Limited Partnership,
                                    General Partner
                              By:  Commonwealth BioVentures Inc., General
Partner


                              By:  /s/ Gloria W. Doubleday
                                   -----------------------
                                 Name: Gloria W. Doubleday
                                      --------------------
                                 Title:  Vice President

                                 A/S FORSIKRINGSSELSKABET CODAN
                              PENSION


                                 By:  /s/ Ole K. Sorensen
                                    ---------------------
                                    Name: Ole K. Sorensen
                                    Title:

                                 A/S FORSIKRINGSSELSKABET CODAN LIV

                                 By:  /s/ Ole K. Sorensen
                                    ---------------------
                                    Name: Ole K. Sorensen
                                    Title:

                                 KIRKBI A/S


                                 By:  /s/ Bjarne Ammitzboll Bent Pedersen
                                    -------------------------------------
                                 Name:   Bjarne Ammitzboll
                                 Title:   Finanschef
                                 Name:   Bent Pedersen
                                 Title:   Managing Director

                                    CARNEGIE BANK A/S


                                    By:  /s/  Kim Bttkjaer
                                         -----------------
                                       Name: Kim Bttkjaer
                                            -------------
                                       Title:

  The following purchasers of Series E Preferred Stock are deemed to have executed this Agreement by execution of a Subscription Agreement bearing the dates set forth below:


Name                                      Date of Subscription
----                                      --------------------

                                   EXHIBIT A


                             SCHEDULE OF INVESTORS


Concord Partners II, L.P.
 Address:
  535 Madison Avenue
  New York, NY  10022

Lexington Partners IV, L.P.
 Address:
  535 Madison Avenue
  New York, NY  10022

Dillon, Read & Co. Inc., as Agent
 Address:
  535 Madison Avenue
  New York, NY  10022

Commonwealth BioVentures IV
Limited Partnership
 Address:
  4 Milk Street
  Portland, ME  04101

Commonwealth BioVentures V
Limited Partnership
 Address:
  4 Milk Street
  Portland, ME  04101

Kummell Investments Limited
 Address:
  P.O. Box 71
  Craigmuir Chambers
  Road Town
  Tortola, British Virgin Islands



(Effective notice to Kummell Investments Limited requires a copy to one of the following as well as the above address: Morningside North America Limited, 1188 Centre Street, Newton Centre, MA 02159, attention Jay Levine; or Belinda Ho, Kummell Investments Limited, c/o

Morningside Asia, Hang Lung Centre, 22nd Floor, 2-20 Paterson Street, Causeway Bay, Hong Kong, fax 011-852-576-3105)

Clariden Bank
 Address:
  Claridenstrasse 26
  Zurich, Switzerland
  CH-8002
  Attn:  Jurg Wiesendanger

Clariden Asset Management, Inc.
 Address:
  Clariden Asset Management
  540 Madison Avenue
  New York, NY  10022
  Attn:  Joann Moncada

CR Management Capital
Partners I L.P.
 Address:
  CR Management Associates, Inc.
  92 Hayden Avenue
  Lexington, MA  02173

BancBoston Ventures, Inc.
 Address:
  100 Federal Street
  Boston, MA  02110

Ronald C. Agel
 Address:
  c/o Agel Associates
  279 Marlborough Street
  Boston, MA 02116

Deltec Asset Management Corp.
 Address:
  535 Madison Avenue
  26th Floor
  New York, NY  10022

1935 Smyth Trust - Gamble Share
 Address:
  c/o Lennart Lindberg
  81 Technology Drive
  E. Falmouth, MA 02535

1935 Smyth Trust - Carper Share
 Address:
  c/o Lennart Lindberg
  81 Technology Drive
  E. Falmouth, MA 02535

Randolph and Veronica Hearst
 Address:
  43 66th Street
  6th Floor
  New York, NY  10021

Gabriel Schmergel
 Address:
  15 Lowell Road
  Wellesley, MA  02180

Gustav A. Christensen
 Address:
  3 Idylwilde Road
  Lexington, MA  02173

Commonwealth BioVentures Inc.
Profit Sharing Plan UAD 7-7-92
FBO Gustav A. Christensen
 Address:
  4 Milk Street
  Portland, ME  04101

Michael E. Porter
 Address:
  C. Roland Chritensen Professor
   of Business Administration
  Harvard Business School
  Soldiers Field Road
  Boston, MA  02163

BioTrust General Partnership
 Address:
  c/o Abraham W. and Linda F. Haddad
  25 Westwood Drive
  Worcester, MA  01609

ELTAG
 Address:
  FL-9490
  Vaduz
  Liechtenstein
 Mailing Address:
  c/o Gustav A. Christensen
  Alha-Beta Technologies, Inc.
  One Innovation Drive
  Worcester, MA 01605

Robert Kamen
 Address:
  50 Woodmere Drive
  Sudbury, MA  01776

Joseph R. Carter
 Address:
  770 Salisbury Street, Apt. 304
  Worcester, MA  01609

Steven D. King
 Address:
  177 Buckminster Road
  Brookline, MA  02146

Robert J. Carpenter
 Address:
  9 Lowell Road
  Wellesley Hills, MA  02182

Thomas P. Espy
 Address
  Paine Weber
  1600 Broadway, Suite 2200
  Denver, CO  80202

William J. Corkery, Jr.
 Address:
  16 Berkshire Drive

  Winchester, MA  01890

Schuyler E. Grey III
 Address:
  Paine Weber
  1600 Broadway, Suite 2200
  Denver, CO  80202

Modl Ventures
 Address:
  Mirick, O'Connell, DeMallie and Lougee
  1700 Mechanics Tower
  Worcester, MA  01608
  Attn:  David Lougee

Robert P. and Dolores M. Lombardi
 Address:
  263 Salisbury Street
  Worcester, MA  01609

Raymond J. and Sonia McGowan
 Address:
  10001 Avenel Farm Drive
  Potomac, MD 20854

PNC Bank, New England, Custodian for Geraldine McGowan IRA
 Address:
  [PNC Address]

Massachusetts Biotechnology Research
Institute, Inc., A Massachusetts Non-Profit
Corporation
 Address:
  One Innovation Drive
  Worcester, MA  01605
  Attn:  Marc Goldberg

Joseph M. Siegman
 Address:
  41 Burning Tree Lane
  Deerfield, IL  60015

Danish Development Finance Company
 Address:
  Gladsaxe VeJ 376
  DK-2860 Soborg
  DENMARK

Mason Irving, III
 Address:
  c/o Massachusetts Biotechnology
  Research Institute
  One Innovation Drive
  Worcester, MA  01605

Pamela Girouard
 Address:
  c/o Massachusetts Biotechnology
  Research Institute
  One Innovation Drive
  Worcester, MA  01605

Susan K. Moulton
 Address:
  c/o Massachusetts Biotechnology
  Research Institute
  One Innovation Drive
  Worcester, MA  01605

Peter Levine
 Address:
  9 Aylesbury Road
  Worcester, MA  01609

Thomas Ebert
 Address:
  18 Malden Street
  West Boylston, MA  01583

Ashton Hawkins
 Address:
  151 Central Park West
  Apt. 10N
  New York, NY  10023

I.A.R. Inc. [Nominees]
c/o Wilson H. Kidde
526 West 26th Street
Suite 601
New York, NY  10001

Robert G. Foster
  c/o Commonwealth BioVentures, Inc.
  4 Milk Street
  Portland, ME  04101

Gloria W. Doubleday
  c/o Commonwealth BioVentures, Inc.
  4 Milk Street
  Portland, ME  04101

Alexander Klibanov
  Massachusetts Institute of Technology
  Department of Chemistry
  77 Massachusetts Avenue
  Building 16-209
  Cambridge, MA  02139

Anatole A. Klyosov
  c/o Alexander Klibanov
  Massachusetts Institute of Technology
  Department of Chemistry
  77 Massachusetts Avenue
  Building 16-209
  Cambridge, MA  02139

Paul Jensen
  3517 Park Boulevard
  San Diego, CA  92103

Arnold Demain
  Massachusetts Institute of Technology
  77 Massachusetts Avenue
  Building 68-223
  Cambridge, MA  02139

William Fenical
  1128 Highland Drive
  Del Mar, CA  92014

Harlyn Halvorson
  Fay Road
  Woods Hole, MA  02543

Holgar Jannasch
  67 Church Street
  Woods Hole, MA  02543

John Naples
  12 Ontario Street
  Worcester, MA  01606

Melissa Derby
  310 EdgeBrook Drive
  Boylston, MA  01505

David Mitchell
  153 Ruggles Street
  Westborough, MA  01581

Alfred Rudolph, M.D.
  One Wingate Lane
  Acton, MA  01720

John Nelson
 Address:
  Wyman-Gordon Company
  244 Worcester Street
  North Grafton, MA  01536

Technology Development, Inc.
c/o Mr. Kenneth M. Strong, Chairman
 Address:
  Environmental Capital Corporation
  207 Queens Quay West, Suite 510
  Toronto, Ontario M5J 1A7
  Canada

Mr. Robert Whitehead
  RR1, Box 141A
  Yarmouth, ME  04096

Mr. Lennart Lindberg
  440 Main Street
  Worcester, MA  01605

Mr. Paul Glenn, Trustee
  Paul F. Glenn Revocable Trust
  P.O. Box 50310
  Santa Barbara, CA  93150

Mr. Malcolm Morville
  c/o Phytera, Inc.
  377 Plantation Street
  Worcester, MA  01605


SERIES D INVESTORS:

A/S Forsikringsseslkabet Codan Pension
 Address:
  c/o Ole K. Sorensen
  Codanhus
  Gammel Kongeverj 60
  1790 Kobenhavn V
  Denmark

A/S Forsikringsseslkabet Codan Liv
 Address:
  c/o Ole K. Sorensen
  Codanhus
  Gammel Kongeverj 60
  1790 Kobenhavn V
  Denmark

Kirkbi A/S
 Address:
  c/o Finanschef Bjarne Ammitzball
  Aastevej 1
  7190 Billund
  Denmark

Uni Invest

 Address:
  c/o Henrik Hjort
  Vesterbrogade 4a, 1. sal
  1630 Kobenhavn V
  Denmark

Becada A/S
 Address:
  Amaliegade 14
  1256 Kobenhavn X
  Denmark

Lis Henriques
 Address:
  Sovej 7A
  2840 Holte
  Denmark

Nordisk Re
 Address:
  c/o ERC Frankona A/S
  Attn:  Jesper Gronvold
  Maria Theresienstrasse 35
  81675 Munchen
  Germany

Peter Johansen Holding
 Address:
  Niels W. Gadesvej 1
  8000 Arhus C
  Denmark

Erik Malmsten
 Address:
  Hildingavagen 33
  182 62 Djursholm
  Sweden

Scandinavian Merchant Group AB
 Address:
  c/o Gerania AB
  Norrmalmstorg 14
  111 45 Stockholm
  Sweden

Ingemar Lagerlof
 Address:
  Radarvagen 17, 5 tr
  183 61 Taby
  Sweden

Christer Ranje
 Address:
  Nathorstvagen 19-21
  121 47 Johanneshov
  Sweden

Thomas Ranje
 Address:
  Scheelegatan 4
  112 23 Stockholm
  Sweden

Stephan Karlsson
 Address:
  Sveavigen 107
  113 47 Stockholm
  Sweden

Peter Sall
 Address:
  Mariehillsvagen 3
  133 37 Saltsjobaden
  Sweden

Per Bjorkman
 Address:
  Lindhs Advokatbyra
  Box 7315
  103 90 Stockholm
  Sweden

SEB, Luxembourg
 Address:

  P.O. Box 487
  L-2014 Luxembourg

Remsle Invest AB
 Address:
  c/o Anders Sjoberg
  Remslegatan 15
  88 150 Solleftea
  Sweden

Schwartz Stiftelse
 Address:
  Gronbergs Adv. byra
  Box 7418
  103 91 Stockholm
  Sweden

Quadrofolium
 Address:
  Gronbergs Adv. byra
  Box 7418
  103 91 Stockholm
  Sweden

Ove Sundvik
 Address:
  Birger Jarlsgatan 8
  114 34 Stockholm
  Sweden

Annika Sundvik
 Address:
  c/o Adv. firma Ove Sundvik
  Birger Jarlsgatan 8
  114 34 Stockholm
  Sweden

Charlotte Sundvik
 Address:
  Birger Jarlsgatan 8
  114 34 Stockholm
  Sweden

Niels Sundvik
 Address:
  Kungsholmstorg 14
  112 21 Stockholm

  Sweden

Marianne Sundvik-Abergh
 Address:
  Finstaholmsgard
  746 94 Balsta
  Sweden

Claes Fellander
 Address:
  Emblavagen 33 B
  182 63 Djursholm
  Sweden

Aso Ingenjorsfortbildning
 Address:
  Stallvagen 1
  131 50 Saltajo-Duvnas
  Sweden

Sveriges Tandlakares Hjalpfondsnamnd
 Address:
  c/o Lotten Bergstrom
  Box 5843
  102 48 Stockholm
  Sweden

Sveriges Tandlakares TT
 Address:
  c/o Bo Kristoffersson
  Box 5843
  102 48 Stockholm
  Sweden

Sveriges Tandlakares Forbund
 Address:
  c/o Bo Kristoffersson
  Box 5843
  102 48 Stockholm
  Sweden

Lars Edlund
 Address:
  Villa Udden
  737 30 Fagersta
  Sweden

Vilunda Ekonomi
 Address:
  Centralvagen 2-4
  194 82 Upplands Vasby
  Sweden

Orebro Svagstromsbyra
 Address:
  Sodra Allen 25
  702 24 Orebro
  Sweden

Pal Kallsen
 Address:
  Tradgardsgatan 17 B:50
  753 09 Uppsala
  Sweden

Simon Sjo
 Address:
  Ostra Agatan 37A
  753 22 Uppsala
  Sweden

Sture Lunden
 Address:
  Hildur Ottelinsgatan 2 A
  752 31 Uppsala
  Sweden

Wasa Frost AB
 Address:
  Polhemsgatan 29
  112 30 Stockholm
  Sweden

Sade Berger
 Address:
  Ceremoninastarvagen 18
  181 40 Lidingo
  Sweden

Mirjam Mosesson
 Address:
  Tegnergatan 45
  111 61 Stockholm
  Sweden

Anders Anderson
 Address:
  Djurgardsvagen 125
  115 21 Stockholm
  Sweden

Eric Rahmqvist AB
 Address:
  Box 1
  181 73 Lidingo
  Sweden

Eric Danielsson Consult AB
 Address:
  Strandpromensden 3
  756 53 Uppsala
  Sweden

Svenska Metall
 Address:
  c/o Ola Thornqvist
  Olof Palmes gata 11
  105 52 Stockholm
  Sweden

Berno Wessman
 Address:
  Box 37
  561 21 Husvarna
  Sweden

Lotten Bergstrom
 Address:
  Skogsliden 6 A

  187 41 Taby
  Sweden

Adpoprio AB
 Address:
  Ekebyhovsgatan 3
  178 30 Ekero
  Sweden

Irene Eriksson
 Address:
  Ekebyhovsgatan 3
  178 30 Ekero
  Sweden

Hedensberg Godsforvaltning AB
 Address:
  Hedensberg
  725 95 Vasteras
  Sweden

Caroline Hamilton
 Address:
  Hedensberg
  725 95 Vasteras
  Sweden

Didrik Hamilton
 Address:
  Verdandigatan 3
  114 24 Stockholm
  Sweden

Osten Nilsson
 Address:
  Strandvagen 3A
  182 62 Djursholm
  Sweden

Lars Andersson
 Address:
  Fredrikshovagatan 10
  115 22 Stockholm
  Sweden

Leif Bergstrom
 Address:
  Sturevagen 14
  182 74 Stocksund
  Sweden

Lars Lindgren
 Address:
  Karlbergsvagen 45
  113 37 Stockholm
  Sweden

Aktieklubben Fyrklovern
 Address:
  Gasortsstigen 30
  165 72 Hasselby
  Sweden

Frans von Sydow
 Address:
  Attn:  Petter von Sydow
  Torsvi Gard
  745 99 Enkoping
  Sweden

Lars Sjoborg
 Address:
  Box 80
  701 41 Orebro
  Sweden

Bjorn Taras-Wahlberg
 Address:
  Herserudsvagen 14
  181 34 Lidingo
  Sweden

Filip Forsgren
 Address:
  Ostermalmsgatan 52

  114 26 Stockholm
  Sweden

Birgitta Forsgren Meyerson
 Address:
  Skersnasvagen 14
  182 63 Djursholm
  Sweden

Katarina Stenfelt Forsgren
 Address:
  Ostermalmsgatan 52
  114 26 Stockholm
  Sweden

B Omentum Consulting AB
 Address:
  Klovervagen 6
  133 36 Saltsjobaden
  Sweden

A/S Korn og Foderstof Kompagniet
 Address:
  Attn: Albert Beckenkamp
  Adm. Direktor
  Grondalsvej
  8260 Viby
  Denmark

Orkla ASA
 Address:
  Attn: Ola Uhre
  Lilleakerveien 2
  N-1324 Lysaker
  Norway

Harmony Holding (Panama) S.A.
 Address:
  Attn:  David S.Y. Wong
  3106 Dah Sing Financial Centre
  108 Gloucester Road
  Hong Kong

Christian Konigsfeldt
 Address:
  Kong Georgsvej 25
  2950 Vedbaek
  Denmark

Herbert Fritzsche
 Address:
  Linnegatan 77
  114 60 Stockholm
  Sweden

Carnegie Bank A/S
 Address:
  Overgaden Neden Vandet 9B
  DK-1414 Copenhagen K
  Denmark

GJK Holding APS
[Address]

SERIES E INVESTORS: